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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Filed by the registrant   [X]

Filed by a party other than the registrant   [ ]

Check the appropriate box:

[ ]  Preliminary Information Statement

[ ] Confidential, for use of the Commission (only as permitted by Rule 14c-5(d)(2))

[X]  Definitive Information Statement


         Crystalix Group International, Inc., fka Americabilia.com, Inc.
                ------------------------------------------------
                (Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules  14c-5(g) and 0-11.

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3) Per unit or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     $.02 per share-Market price on date of acquisition
(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

[ ]  Fee paid previously with Preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing fee for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)   Amount Previously Paid:

     (2)   Form, Schedule or Registration Statement No.

     (3)   Filing Party:

     (4)   Date Filed:


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                        WE ARE NOT ASKING YOU FOR A PROXY
                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY.


                       Crystalix Group International, Inc.
                          5720 South Arville Suite 114
                               Las Vegas, NV 89118
                    Phone: (702) 220-6581 Fax: (702) 220-6583

                              INFORMATION STATEMENT
                           AND NOTICE OF ACTIONS TAKEN
                 BY WRITTEN CONSENT OF THE MAJORITY STOCKHOLDERS


General Information
-------------------

         This information is being provided to the shareholders of Crystalix Group International, Inc. fka Americabilia.com, Inc. (the "Company"), in connection with our prior receipt of approval by written consent, in lieu of a special meeting, of the holders of a majority of our common stock authorizing
(1) changing our name to Crystalix Group International, Inc. and (2) Authorizing the merger with Crystalix Group International, Inc. in a merger solely to change the corporations domicile. The shareholders holding shares representing 93.5% of the votes entitled to be cast at a meeting of the Company's shareholders, consented in writing to the proposed actions.

         The Company's Board of Directors approved this action on November 12, 2002, and recommended that the Articles of Incorporation be amended in order to effectuate the name change and that the Plan of Merger be approved. The Amendment to the Articles of Incorporation and the Plan of Merger are incorporated by reference to the 8k filed November 26, 2002.

         The elimination of the need for a special meeting of the shareholders to approve the Amendment is authorized by Section 607.0704 of the Florida Statutes, (the "Florida Law"). This Section provides that the written consent of the holders of outstanding shares of voting capital stock, having not less that the minimum number of votes which would be necessary to authorize or take the action at a meeting at which all shares entitled to vote on a matter were present and voted, may be substituted for the special meeting. According to this
Section 607.1003 of the Florida Law, a majority of the Votes entitled to be cast on the amendment by any voting group is required in order to amend the Company's Articles of Incorporation. In order to eliminate the costs and management time involved in holding a special meeting and in order to effect the Amendment as early as possible in order to accomplish the purposes of the Company, the Board of Directors of the Company voted to utilize the written consent of the majority shareholders of the Company.

         The date on which this Information Statement was first sent to the shareholders is on, or about January 14, 2003. The record date established by the Company for purposes of determining the number of outstanding shares of Voting Capital Stock of the Company was November 12, 2002, (the "Record Date").

Outstanding Voting Stock of the Company
---------------------------------------

         As of the Record Date, there were 29,844,192 shares of Common Stock issued and outstanding and 7,000,000 shares of Preferred with 10 to 1 voting rights for a total of 99,844,192 possible shareholder votes. Each share of Common Stock entitles the holder to one (1) vote on all matters submitted to the shareholders.

Security Ownership of Certain Owners and Management
---------------------------------------------------

         The following Table sets forth the Common Stock ownership information as of November 12, 2002, with respect to (i) each person known to the Company to be the beneficial owner of more than 5% of the Company's Common Stock, (ii) each director of the Company, (iii) each person intending to file a written consent to the adoption of the Amendment described herein, and (iv) all directors, executive officers and designated shareholders of the Company as a group. This information as to beneficial ownership was furnished to the Company by or on behalf of each person named.



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Table 1.  Beneficial Ownership (a)
                                 Votes from                   Percent of
                          Shares Beneficially Owned   Possible Shareholder Votes
                          -------------------------   --------------------------
Armin Van Damme(1)(2)            20,526,000                      20.6%
Marc Janssens(1)(2)              11,196,000                      11.2%
Oswaldus Van Dam(1)(2)            6,531,000                       6.5%
Othmar Van Dam (1)(2)            20,526,000                      20.6%
Rainer Eissing (1)(2)            34,521,000                      34.6%

Total                                                            93.5%

(1) Director and Officer
(2) Consenting shareholder

Purpose and Effect of changing the corporations name
----------------------------------------------------

         The board of directors believes by changing the corporations name it will more closely reflect the companies business.

         Given these considerations, the board of directors has decided that its would be in the best interests of the Company and its stockholders for the Company to change the name of the corporation to Crystalix Group International, Inc.


Purpose and Effect of merger with Crystalix Group International, Inc. of Nevada
--------------------------------------------------------------------------------

The Board of Directors believes that the merger with Crystalix Group International, Inc. of Nevada will benefit the corporation through the benefit of Nevada law including but not limited to those regarding taxes and through being governed in the companies principal place of business which is now Nevada.

This merger is done solely for such redomicile.

Given these considerations, the Board of Directors has decided that it is in the best interests of the Company and the stockholders to:

(a) approve the merger with Crystalix Group International, Inc. of Nevada in a merger solely for the purpose of redomicile.


Conclusion
----------

         As a matter of regulatory compliance, we are sending you this Information Statement which describes the purpose and effect of the change of name and merger for redomicile. Your consent to these items is not required and is not being solicited in connection with this action. This Information Statement is intended to provide our stockholders information required by the rules and regulations of the Securities Exchange Act of 1934.


WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THE ATTACHED MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY.


                                     For the Board of Directors of
Date:  January 14, 2003              Crystalix Group International, Inc.


                                     /s/ Armin Van Damme
                                     -----------------------
                                     By: Armin Van Damme
                                     Title: President/Director